Exhibit 10.5

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 18, 2009 (this “Amendment”), among AVAYA INC., a Delaware corporation (the “Borrower”), the Incremental Term B-2 Lenders (as defined below) party hereto and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

A. The Borrower, Sierra Holdings Corp., a Delaware corporation (“Holdings”), the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. As contemplated by (i) the Amended and Restated Asset and Share Sale Agreement, dated as of September 14, 2009 (as amended, modified and supplemented, the “North American Purchase Agreement”), among Nortel Networks Corporation, a Canadian corporation (“NNC”), Nortel Networks Limited, a Canadian corporation (“NNL”), and Nortel Networks Inc., a Delaware corporation (“NNI”), certain affiliates of NNC, NNL and NNI listed in Exhibit A thereto and the Borrower and, only for the purposes of Sections of the North American Purchase Agreement specified therein, the EMEA Sellers (as defined in the EMEA Purchase Agreement), Nortel Networks UK Limited and Nortel Networks (Ireland) Limited, and (ii) the Amended and Restated Asset Sale Agreement Relating to the Sale and Purchase of the EMEA Assets, dated as of September 14, 2009 (as amended, modified and supplemented, the “EMEA Purchase Agreement” and, together with the North American Purchase Agreement, the “Equinox Purchase Agreements”)), among the EMEA Sellers (as defined in the EMEA Purchase Agreement), the Joint Administrators and the Joint Israeli Administrators (in each case, as defined in the EMEA Purchase Agreement) and the Borrower, the Borrower intends to directly or indirectly acquire (the “Equinox Acquisition”) certain assets related to the Business (as defined in the Equinox Purchase Agreements) and the outstanding capital stock of certain entities engaged in conducting the Business, and to assume certain liabilities of the Business (collectively, “Equinox” or the “Acquired Business”).

C. In order to finance the Equinox Acquisition and to pay related fees and expenses, the Borrower desires to, among other things, borrow $1,000,000,000 of incremental term B-2 loans (the “Incremental Term B-2 Loans”) as a new tranche of terms loans pursuant to Section 2.14 of the Credit Agreement, on the terms and conditions set forth herein. The borrowing of the Incremental Term B-2 Loans, the Equinox Acquisition and the payment of fees and expenses related to the Equinox Acquisition and the Incremental Term B-2 Loans are defined herein as the “Equinox Transactions”.

D. The Borrower has requested that the Incremental Term B-2 Lenders (as defined below) make commitments to provide the Incremental Term B-2 Loans, on the terms and conditions set forth herein.

E. The Borrower has delivered a notice to the Administrative Agent requesting the Incremental Term B-2 Loans in accordance with Section 2.14 of the Credit Agreement, and the Administrative Agent has agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in connection therewith as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment No. 1 Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The Preliminary Statements to the Credit Agreement are hereby amended by replacing each occurrence of the term “Term Loans” therein with the term “Term B-1 Loans.”

(b) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of December 18, 2009, among the Borrower, the Incremental Term B-2 Lenders and the Administrative Agent.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

“Incremental Term B-2 Borrowing” means a borrowing consisting of Incremental Term B-2 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Incremental Term B-2 Lenders pursuant to Section 2.01(a)(ii).

“Incremental Term B-2 Commitment” means, as to each Incremental Term B-2 Lender, its obligation to make an Incremental Term B-2 Loan on the Amendment No. 1 Effective Date to the Borrower pursuant to Section 2.01(a)(ii) in an aggregate amount not to exceed the amount set forth opposite such Incremental Term B-2 Lender’s name on Schedule 2.01C under the caption “Incremental Term B-2 Commitment” or in the Assignment and Assumption pursuant to which such Incremental Term B-2 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Incremental Term B-2 Commitments on the Amendment No. 1 Effective Date is $1,000,000,000.

“Incremental Term B-2 Lender” means, at any time, any Lender that has an Incremental Term B-2 Commitment or an Incremental Term B-2 Loan at such time.

“Incremental Term B-2 Loan” means a Loan made pursuant to Section 2.01(a)(ii).

“Incremental Term B-2 Note” means a promissory note of the Borrower payable to any Incremental Term B-2 Lender or its registered assigns, in substantially the form of Exhibit C-2 hereto, evidencing the aggregate Indebtedness of the Borrower to such Incremental Term B-2 Lender resulting from the Incremental Term B-2 Loans made by such Incremental Term B-2 Lender.

“Term B-1 Borrowing” means a borrowing consisting of Term B-1 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B-1 Lenders pursuant to Section 2.01(a)(i).

“Term B-1 Commitment” means, as to each Term B-1 Lender, its obligation to make a Term B-1 Loan to the Borrower pursuant to Section 2.01(a)(i) in an aggregate amount not to exceed the amount set forth opposite such Term B-1 Lender’s name on Schedule 2.01B under the

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caption “Term Commitment” or in the Assignment and Assumption pursuant to which such Term B-1 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Term B-1 Commitments is $3,800,000,000.

“Term B-1 Lender” means, at any time, any Lender that has a Term B-1 Commitment or a Term B-1 Loan at such time.

“Term B-1 Loan” means a Loan made pursuant to Section 2.01(a)(i).

“Term B-1 Note” means a promissory note of the Borrower payable to any Term B-1 Lender or its registered assigns, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate Indebtedness of the Borrower to such Term B-1 Lender resulting from the Term B-1 Loans made by such Term B-1 Lender. Each Term Note outstanding prior to the Amendment No. 1 Effective Date shall be deemed to be a Term B-1 Note on and after the Amendment No. 1 Effective Date.

(c) Section 1.01 of the Credit Agreement is hereby amended by amending and restating in their entirety the definitions of “Applicable Rate”, “Class”, “Equity Contribution”, “Facility”, “Term Borrowing”, “Term Commitment”, “Term Lender”, ‘Term Loan”, “Term Note” and “Transactions” to read, respectively, as follows:

“Applicable Rate” means:

(I) with respect to Revolving Credit Loans, (a) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, a percentage per annum equal to (i) for Eurocurrency Rate Loans, 2.75%, (ii) for Base Rate Loans that are Dollar Revolving Credit Loans, 1.75%, (iii) for Letter of Credit fees, 2.75% less the fronting fee payable in respect of the applicable Letter of Credit and (iv) for commitment fees, 0.50% and (b) thereafter, the following percentages per annum, based upon the Secured Leverage Ratio as set forth in the most recent Calculation Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Secured Leverage Ratio	Eurocurrency Rate for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Dollar Revolving Credit Loans	Commitment Fee Rate
1	≥3.00 to 1.0	2.75%	1.75%	0.50%
2	<3.00 to 1.0 but ≥ 2.50 to 1.0	2.50%	1.50%	0.50%
3	<2.50 to 1.0 but ≥ 2.00 to 1.0	2.25%	1.25%	0.375%
4	<2.00 to 1.0	2.00%	1.00%	0.375%

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(II) with respect to Term B-1 Loans, (a) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, a percentage per annum equal to (i) for Eurocurrency Rate Loans, 2.75% and (i) for Base Rate Loans, 1.75% and (b) thereafter, the following percentages per annum, based upon the Secured Leverage Ratio as set forth in the most recent Calculation Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Secured Leverage Ratio	Eurocurrency Rate for Term B-1 Loans	Base Rate for Term B-1 Loans
1	≥3.00 to 1.0	2.75%	1.75%
2	<3.00 to 1.0 but ≥ 2.50 to 1.0	2.50%	1.50%
3	<2.50 to 1.0 but ≥ 2.00 to 1.0	2.50%	1.50%
4	<2.00 to 1.0	2.50%	1.50%

(III) with respect to Incremental Term B-2 Loans, a percentage per annum equal to (i) for Eurocurrency Rate Loans, 7.50% and (i) for Base Rate Loans, 6.50%.

Any increase or decrease in the Applicable Rate with respect to Revolving Credit Loans or Term B-1 Loans resulting from a change in the Secured Leverage Ratio shall become effective as of the first Business Day immediately following the date a Calculation Certificate is delivered pursuant to Section 6.02(a); provided that if a Calculation Certificate was required to have been delivered but was not delivered the highest pricing level shall apply as of the earlier of (i) 15 days after the day such Calculation Certificate was required to be delivered and (ii) the day on which the Required Lenders so require, and shall continue to so apply to and including the date on which such Calculation Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).

Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined before the 91st day after the date on which all Loans have been repaid and all Commitments have been terminated that the Secured Leverage Ratio set forth in any Calculation Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Secured Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Calculation Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Secured Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrower for the relevant period pursuant to Sections 2.08(a) and 2.09(a) as a result of the miscalculation of the Secured Leverage Ratio shall be deemed to be (and shall be) due and payable upon the date that is five (5) Business Days after notice by the Administrative Agent to the Borrower of such miscalculation. If the preceding sentence is complied with the failure to previously pay such interest and fees shall not in and of itself constitute a Default and no amounts shall be payable at the Default Rate in respect of any such interest or fees.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Dollar Revolving Credit Lenders, Alternative Currency Revolving Credit Lenders, Term B-1 Lenders or Incremental Term B-2 Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Dollar Revolving Credit Commitments, Alternative Currency Revolving Credit Commitments, Term B-1 Commitments or Incremental Term B-2 Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Dollar Revolving Credit Loans, Alternative Currency Revolving Credit Loans, Term B-1 Loans or Incremental Term B-2 Loans.

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“Equity Contribution” means, collectively, (a) the contribution by the Sponsors, Co-Investors and the Management Stockholders of an aggregate amount of cash representing not less than 20% of the sum of the aggregate principal amount of the Term B-1 Loans borrowed, and the Bridge Facility Debt borrowed, on the Closing Date and the amount of such cash equity to Holdings or one or more direct or indirect holding company parents of Holdings, and (b) the further contribution to Merger Sub of any portion of such cash contribution proceeds not directly received by Merger Sub or used by Holdings to pay Transaction Expenses.

“Facility” means the Term B-1 Loans, the Incremental Term B-2 Loans, the Dollar Revolving Credit Facility or the Alternative Currency Revolving Credit Facility, as the context may require.

“Term Borrowing” means any Term B-1 Borrowing and Incremental Term B-2 Borrowing, as applicable.

“Term Commitment” means any Term B-1 Commitment or Incremental Term B-2 Commitment, as applicable.

“Term Lender” means any Term B-1 Lender or Incremental Term B-2 Lender, as applicable.

“Term Loan” means any Term B-1 Loan or Incremental Term B-2 Loan, as applicable.

“Term Note” means any Term B-1 Note or Incremental Term B-2 Note, as applicable.

“Transactions” means, collectively, (a) the Equity Contribution, (b) the Merger, (c) the funding of the Bridge Facility Debt, (d) the funding of the Term B-1 Loans and the Initial Revolving Borrowing on the Closing Date, (e) the funding of the ABL Facilities on the Closing Date, if any, (f) the repayment of the Existing Credit Agreement on the Closing Date, (g) the consummation of any other transactions in connection with the foregoing and (h) the payment of the fees and expenses incurred in connection with any of the foregoing.

(d) Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)(i) The Term B-1 Borrowings. On the Closing Date, each Term B-1 Lender made to the Borrower a single loan denominated in Dollars in a Dollar Amount equal to such Term B-1 Lender’s Term B-1 Commitment pursuant to Section 2.01(a) of this Agreement as in effect on the Closing Date.

(ii) The Incremental Term B-2 Borrowings. Subject to the terms and conditions set forth herein, each Incremental Term B-2 Lender severally agrees to make to the Borrower a single loan denominated in Dollars in an amount equal to 80% of such Incremental Term B-2 Lender’s Incremental Term B-2 Commitment on the Amendment No. 1 Effective Date, and upon the funding of its Incremental Term B-2 Commitment in such amount, such Incremental Term B-2 Lender shall be issued an Incremental Term B-2 Note for an aggregate principal amount equal to 100% of its Incremental Term B-2 Commitment, and the Outstanding Amount, Dollar Amount and principal amount of the Incremental Term B-2 Loan made on the Amendment No. 1 Effective Date by each such Incremental Term B-2 Lender shall be deemed to be equal to the full amount of the corresponding Incremental Term B-2 Lender’s Incremental Term B-2 Commitment, which Incremental Term B-2 Commitment shall thereby be deemed drawn and utilized in full.

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(iii) Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(iv) On and after the Amendment No. 1 Effective Date, all Incremental Term B-2 Loans shall rank pari passu in right of payment and security with, and otherwise have the same terms, rights and benefits as, the Term B-1 Loans outstanding immediately prior to the Amendment No. 1 Effective Date under the Loan Documents, except as expressly modified by Amendment No. 1.”

(e) Section 2.05(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) Voluntary prepayments of Term Loans shall be applied to the remaining scheduled installments of principal of the Term B-1 Loans and the Incremental Term B-2 Loans pursuant to Section 2.07(a) pro rata according to the respective outstanding principal amounts thereof and otherwise in a manner determined at the discretion of the Borrower and specified in the notice of prepayment.”

(f) Section 2.05(b)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(v)(A) Each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied to the remaining scheduled installments of principal of the Term B-1 Loans and the Incremental Term B-2 Loans pursuant to Section 2.07(a) pro rata according to the respective outstanding principal amounts thereof and in direct order of maturity; and (B) each such prepayment shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares of such prepayment subject to clause (vi) of this Section 2.05(b).”

(g) Section 2.05(b)(vii) of the Credit Agreement is hereby amended by replacing each occurrence of the term “Term Loans” therein with the term “Term B-1 Loans”.

(h) Section 2.06(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Mandatory. The Term Commitment of each Term B-1 Lender was automatically and permanently reduced to $0 upon the making of such Term Lender’s Term B-1 Loans pursuant to Section 2.01(a)(i). The Term Commitment of each Incremental Term B-2 Lender shall be automatically and permanently reduced to $0 upon the making of such Lender’s Incremental Term B-2 Loans pursuant to Section 2.01(a)(ii). The Revolving Credit Commitments shall terminate on the Maturity Date for the Revolving Credit Facilities.”

(i) Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Term Loans. (i) The Borrower shall repay to the Administrative Agent for the ratable account of the Term B-1 Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of March 2008, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Term B-1 Loans, the aggregate principal amount of all Term B-1 Loans outstanding on such date.

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(ii) The Borrower shall repay to the Administrative Agent for the ratable account of the Incremental Term B-2 Lenders (A) on the last Business Day of each March, June, September and December, commencing with the next date after the Amendment No. 1 Effective Date on which a principal payment is due and payable under Section 2.07(a)(i) with respect to the Term B-1 Loans, after giving effect to any prepayment of the Term B-1 Loans made prior to the Amendment No. 1 Effective Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Incremental Term B-2 Loans outstanding on the Amendment No. 1 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Incremental Term B-2 Loans, the aggregate principal amount of all Incremental Term B-2 Loans outstanding on such date.”

(j) Section 2.08(a) of the Credit Agreement is hereby amended by adding the following new sentences at the end thereof: “For purposes of clause (i) above, in the event that the actual Eurocurrency Rate for the applicable Interest Period shall be less than 3.00% per annum, the Eurocurrency Rate applicable to the Incremental Term B-2 Loans that are Eurocurrency Rate Loans shall be deemed to be 3.00% per annum. For purposes of clause (ii) above, in the event that the actual Base Rate from the applicable borrowing date shall be less than 4.00% per annum, the Base Rate applicable to the Incremental Term B-2 Loans that are Base Rate Loans shall be deemed to be 4.00% per annum.”

(k) Section 2.14(a) of the Credit Agreement is hereby amended by replacing each occurrence of the term “Term Loans” therein with the term “Term B-1 Loans”.

(l) Section 10.01 of the Credit Agreement is hereby amended by adding at the end thereof the following new paragraph:

“In addition, notwithstanding the foregoing, any amendment, waiver or consent that by its terms expressly and adversely treats the rights of the Incremental Term B-2 Lenders in a manner different than such amendment, waiver or consent treats the rights of the other Term Lenders hereunder as a group shall also be subject to the approval by the Incremental Term B-2 Lenders holding more than 50% of the aggregate Outstanding Amount of the Incremental Term B-2 Loans.”

(m) The Schedules to the Credit Agreement are hereby amended as follows:

(i)	Schedule 2.01C hereto is added as a new Schedule 2.01C to the Credit Agreement.

(n) The Exhibits to the Credit Agreement are hereby amended as follows:

(i)	Exhibit A of the Credit Agreement is hereby amended and restated in its entirety by Exhibit A hereto;

(ii)	Exhibit C-1 of the Credit Agreement is hereby amended and restated in its entirety by Exhibit C-1 hereto;

(iii)	Exhibit C-2 hereto is added as a new Exhibit C-2 to the Credit Agreement; and

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(iv)	Exhibit F of the Credit Agreement is hereby amended and restated in its entirety by Exhibit F hereto.

SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when the following conditions shall have been satisfied:

(a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, each Lender agreeing to provide an Incremental Term B-2 Commitment, if any, each Additional Lender agreeing to provide an Incremental Term B-2 Commitment, if any, and the Administrative Agent, and (ii) a Guarantor Consent and Reaffirmation, in the form attached hereto as Annex A, duly executed and delivered by each Guarantor.

(b) Compliance with Credit Agreement. All conditions to the effectiveness of this Amendment set forth in Section 2.14 of the Credit Agreement shall have been satisfied.

(c) Conditions With Respect to Mortgaged Properties. The Administrative Agent shall have received (i) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property and (ii) with respect to any such Mortgaged Property that is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto and (y) a copy of, or a certificate as to coverage under, the property and flood insurance policies required by Section 6.07 of the Credit Agreement and the applicable provisions of the Security Agreement, each of which shall include a loss payable or mortgagee endorsement (as applicable) in form and substance consistent with such certificates previously delivered to the Administrative Agent.

(d) Legal Opinion. The Administrative Agent shall have received a satisfactory legal opinion of counsel to the Borrower.

SECTION 4. Representations and Warranties. The Borrower represents and warrants as follows as of the date hereof:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery and performance by the Borrower of this Amendment will (a) contravene the terms of any of the Borrower’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement) under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment, the Credit Agreement and each other Loan Document to which the Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

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(c) Upon the effectiveness of this Amendment and after giving effect to the Incremental Term B-2 Loans and the use of proceeds thereof, no Default or Event of Default shall exist.

(d) Each of the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 5. Post-Effectiveness Obligations.

(a) Within sixty (60) days after the Amendment No. 1 Effective Date, unless waived or extended in writing by the Administrative Agent in its sole discretion, with respect to each Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, on behalf of the Secured Parties, the following:

(i) with respect to each Mortgage, an amendment (the “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(ii) with respect to each Mortgage Amendment, an endorsement to the existing title insurance policy assuring the Administrative Agent that the Mortgage, as amended by the Mortgage Amendment, is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Administrative Agent (as appropriate) for the benefit of the Secured Parties free and clear of all liens except those liens created or permitted by the Mortgage or by the Administrative Agent, and such endorsement to title insurance policy shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent;

(iii) with respect to each Mortgage Amendment, opinions of counsel to the Loan Parties, which opinions (x) shall be addressed to the Administrative Agent and each of the Secured Parties, (y) shall cover (i) the due authorization, execution, delivery of such Mortgage Amendment and (ii) the enforceability of the respective Mortgage as amended by the Mortgage Amendment, and (x) shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and

(iv) with respect to any Mortgaged Property on the Amendment No. 1 Effective Date that is not located in a special flood hazard area, a copy of, or a certificate as to coverage under, the property and flood insurance policies required by Section 6.07 of the Credit Agreement and the applicable provisions of the Security Agreement, each of which shall include a loss payable or mortgagee endorsement (as applicable) in form and substance consistent with such certificates previously delivered to the Administrative Agent.

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SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Amendment No. 1 Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment; (ii) the Incremental Term B-2 Loans shall constitute “Incremental Term Loans” and “Term Loans” as defined in the Credit Agreement; and (iii) the Incremental Term B-2 Lenders shall constitute “Lenders” as defined in the Credit Agreement. The Administrative Agent consents to each Incremental Term B-2 Lender making the Incremental Term B-2 Loans pursuant to this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 7. Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent pursuant to Section 10.04 of the Credit Agreement.

SECTION 8. Replacement Notes. Upon request of any Term B-1 Lender made through the Administrative Agent, the Borrower shall issue to such Term B-1 Lender a note in the form of Exhibit C-1 hereto, in replacement and cancellation of such Term B-1 Lender’s existing note.

SECTION 9. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 10. Incremental Term B-2 Lender Representation. Each Incremental Term B-2 Lender represents and warrants that it is sophisticated with respect to transactions of the type that are the subject of this Amendment, and that it has had ample opportunity to review this Amendment with its employees and advisors (legal, financial, tax and otherwise) and to negotiate the terms and conditions of this Amendment.

SECTION 11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AVAYA INC.

By:	/s/ Anthony Massetti
Name:	Anthony Massetti
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Thomas M. Shinnick
Name:	Thomas M. Shinnick
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CPP INVESTMENT BOARD (USRE II), INC.,
as an Incremental Term B-2 Lender

By:	/s/ Mike Wiseman
Name:	Mike Wiseman
Title:	Authorized Signatory

By:	/s/ André Bourbonnais
Name:	André Bourbonnais
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

NOBIRU INVESTMENT PTE LTD,
as an Incremental Term B-2 Lender

By:	/s/ Maverick Wong
Name:	Maverick Wong
Title:	Authorized Signatory

ALPINVEST PARTNERS CO-INVESTMENTS 2007, C.V.,
as an Incremental Term B-2 Lender

By:	AlpInvest Partners 2006 B.V., its general partner

By:	AlpInvest Partners N.V., its managing directors

By:	/s/ C.F. de Ru
Name:	C.F. de Ru
Title:	Senior Legal Counsel

By:	/s/ E.M.J Thyssen
Name:	E.M.J. Thyssen
Title:	Managing Partner

[SIGNATURE PAGE TO AMENDMENT NO. 1]

JPM MEZZANINE CAPITAL, LLC,
as an Incremental Term B-2 Lender

By:	/s/ Aized Rabbani
Name:	Aized Rabbani
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CARDINAL FUND I, L.P.,
as an Incremental Term B-2 Lender

By:	Cardinal Management I, L.P., its general partner

By:	Cardinal MGP, L.L.C., its general partner

By:	/s/ John H. Fant
Name:	John H. Fant
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

PERE UBU INVESTMENTS, L.P.,
as an Incremental Term B-2 Lender

By:	Pere Ubu Genpar, L.P., its general partner

By:	Pere Ubu Genpar, LLC, its general partner

By:	/s/ John H. Fant
Name:	John H. Fant
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

PHILANTHROPAR INVESTMENTS, L.P.,
as an Incremental Term B-2 Lender

By:	FW Philanthropar Genpar, L.P., its general partner

By:	FW Philanthropar Genpar, L.L.C., its general partner

By:	/s/ John H. Fant
Name:	John H. Fant
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SACRAMENTO PRIVATE EQUITY PARTNERS, L.P.,
as an Incremental Term B-2 Lender

By:	OHIM Sacramento Genpar, L.P., its general partner

By:	OHIM Sacramento MGP, L.L.C., is general partner

By:	/s/ John H. Fant
Name:	John H. Fant
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

TERREBONNE INVESTMENT, L.P.,
as an Incremental Term B-2 Lender

By:	Terrebonne Management, L.P., its general partner

By:	Terrebonne MGP, L.L.C., its general partner

By:	/s/ John H. Fant
Name:	John H. Fant
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

WINDFALL INVESTMENTS, L.P.,
as an Incremental Term B-2 Lender

By:	Windfall Management L.P., its general partner

By:	Windfall MGP, L.L.C., its general partner

By:	/s/ John H. Fant
Name:	John H. Fant
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CO-INVESTMENT CAPITAL PARTNERS, LP,
as an Incremental Term B-2 Lender

By:	NB Alternatives Advisers LLC, its attorney-in-fact

By:	/s/ Sean Ward
Name:	Sean Ward
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

NB CO-INVESTMENT GROUP LP,
as an Incremental Term B-2 Lender

By:	NB Co-Investment Associates LP, its general partner

By:	NB Co-Investment Associates GP LLC, its general partner

By:	/s/ Sean Ward
Name:	Sean Ward
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

NB CO-INVESTMENT PARTNERS LP,
as an Incremental Term B-2 Lender

By:	NB Co-Investment Associates LP, its general partner

By:	NB Co-Investment Associates GP LLC, its general partner

By:	/s/ Sean Ward
Name:	Sean Ward
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

NB FUND OF FUNDS XVIII – CO-INVESTMENT
HOLDING LP, as an Incremental Term B-2 Lender

By:	NB Crossroads Fund XVIII GP LLC, its general partner

By:	/s/ Blake Rice
Name:	Blake Rice
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

NB PEP HOLDINGS LIMITED
as an Incremental Term B-2 Lender

By:	/s/ Blake Rice
Name:	Blake Rice
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

NB SOF II HOLDINGS (C) LP,
as an Incremental Term B-2 Lender

By:	its general partner, NB Secondary Opportunity Associates II LP

By:	its general partner, NB Secondary Opportunities Associates II GP LLC

By:	/s/ Sean Ward
Name:	Sean Ward
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

PARTNERS GROUP DIRECT INVESTMENTS 2009, L.P.

By:	Partners Group Management VI Limited Its general partner

By:	/s/ Denis O’Malley
Name:	Denis O’Malley
Title:	Director

By:	/s/ Daniel Stopher
Name:	Daniel Stopher
Title:	Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

PARTNERS GROUP ACCESS 89, L.P.

By:	Partners Group Management (Scotland) Limited Its general partner

By:	/s/ Denis O’Malley
Name:	Denis O’Malley
Title:	Director

By:	/s/ Daniel Stopher
Name:	Daniel Stopher
Title:	Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

PARTNERS GROUP DISTRESSED 2009, L.P.

By:	Partners Group Management VII Limited Its general partner

By:	/s/ Denis O’Malley
Name:	Denis O’Malley
Title:	Director

By:	/s/ Daniel Stopher
Name:	Daniel Stopher
Title:	Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CO-INVESTMENT PARTNERS (NY), L.P.,
as an Incremental Term B-2 Lender

By:	CIP Partners II, LLC, its general partner

By:	Lexington Advisors Inc., managing member

By:	/s/ Bart D. Osman
Name:	Bart D. Osman
Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

FISHER LYNCH CO-INVESTMENT PARTNERSHIP, L.P.,
as an Incremental Term B-2 Lender

By:	Fisher Lynch G.P., L.P., its general partner

By:	FLC G.P., LLC, its general partner

By:	/s/ Leon Kuan
Name:	Leon Kuan
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CO-INVESTMENT PARTNERS 2005, L.P.
as an Incremental Term B-2 Lender

By:	CIP Partners II, LLC, its general partner

By:	Lexington Advisors Inc., managing member

By:	/s/ Bart D. Osman
Name:	Bart D. Osman
Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

NEW YORK LIFE CAPITAL PARTNERS III, LP,
as an Incremental Term B-2 Lender

By:	NYLCAP Manager LLC, its Investment Manager

By:	/s/ James M. Barker V
Name:	James M. Barker V
Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

NEW YORK LIFE CAPITAL PARTNERS III-A, LP,
as an Incremental Term B-2 Lender

By:	NYLCAP Manager LLC, its Investment Manager

By:	/s/ James M. Barker V
Name:	James M. Barker V
Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

RGIP, LLC
as an Incremental Term B-2 Lender

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SILVER LAKE PARTNERS II, L.P.,
as an Incremental Term B-2 Lender

By:	Silver Lake Technology Associates II, L.L.C, its General Partner

By:	Silver Lake Group, L.L.C., its Managing Member

By:	/s/ Glenn H. Hutchins
Name:	Glenn H. Hutchins
Title:	Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SILVER LAKE TECHNOLOGY INVESTORS II, L.P.

By:	Silver Lake Technology Associates II, L.L.C., its General Partner

By:	Silver Lake Group, L.L.C.,
its Managing Member

By:	/s/ Glenn H. Hutchins
Name:	Glenn H. Hutchins
Title:	Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.
As an Incremental Term B-2 Lender

By:	Silver Lake Technology Associates III, L.P., its General Partner

By:	SLTA III (GP), L.L.C., its General Partner

By:	Silver Lake Group, L.L.C., its Managing Member

By:	/s/ Glenn H. Hutchins
Name:	Glenn H. Hutchins
Title:	Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SILVER LAKE PARTNERS III, L.P.,
as an Incremental Term B-2 Lender

By:	Silver Lake Technology Associates II, L.P., its General Partner

By:	SLTA III (GP), L.L.C., its General Partner

By:	Silver Lake Group, L.L.C., its Managing Member

By:	/s/ Glenn H. Hutchins
Name:	Glenn H. Hutchins
Title:	Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 1]

TPG PARTNERS V, L.P.,
as an Incremental Term B-2 Lender

By:	TPG GenPar V, L.P., its General Partner

By:	TPG Advisors V, Inc., its General Partner

By:	/s/ Clive Bode
Name:	Clive Bode
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

TPG FOF V-A, L.P.,
as an Incremental Term B-2 Lender

By:	TPG GenPar V, L.P., its General Partner

By:	TPG Advisors V, Inc., its General Partner

By:	/s/ Clive Bode
Name:	Clive Bode
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

TPG FOF V-B, L.P.,
as an Incremental Term B-2 Lender

By:	TPG GenPar V, L.P., its General Partner

By:	TPG Advisors V, Inc., its General Partner

By:	/s/ Clive Bode
Name:	Clive Bode
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

AVENUE INVESTMENTS, L.P.,
as an Incremental Term B-2 Lender

By:	Avenue Partners, LLC, its General Partner

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

ANNEX A

GUARANTOR CONSENT AND REAFFIRMATION

            , 2009

Reference is made to Amendment No. 1 attached as Exhibit A hereto (“Amendment No. 1”), dated as of             , 20     to the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Avaya Inc. (the “Borrower”), Sierra Holdings Corp., Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in Amendment No. 1.

Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 1 and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 1 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 1.

Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 1, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by Amendment No. 1, are reaffirmed, and remain in full force and effect.

After giving effect to Amendment No. 1, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 1, and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 1), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by Amendment No. 1, and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

[SIGNATURE PAGE TO AMENDMENT NO. 1]

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

SIERRA HOLDINGS CORP.
AVAYA ASIA PACIFIC INC.
AVAYA CALA INC.
AVAYA EMEA LTD.
AVAYA FEDERAL SOLUTIONS, INC.
AVAYA INTEGRATED CABINET SOLUTIONS INC.
AVAYA MANAGEMENT SERVICES INC.
AVAYA WORLD SERVICES INC.
TECHNOLOGY CORPORATION OF AMERICA, INC.
UBIQUITY SOFTWARE CORPORATION
VPNET TECHNOLOGIES, INC.
AVAYA HOLDINGS LLC
AVAYA HOLDINGS TWO, LLC
OCTEL COMMUNICATIONS LLC

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Exhibit A to

Guarantor Consent and Reaffirmation

Amendment No. 1

[see attached]

[SIGNATURE PAGE TO AMENDMENT NO. 1]

EXHIBIT A

FORM OF

COMMITTED LOAN NOTICE

To:	Citibank, N.A., as Administrative Agent

Citigroup Global Loans

2 Penns Way, Suite 100

New Castle, DE 19720

Attention: [                                ]

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc. (the “Borrower”), Sierra Holdings Corp., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement that it hereby requests (select one):

☐	A Borrowing of new Loans

☐	A conversion of Loans

☐	A continuation of Loans

to be made on the terms set forth below:

(A)	Class of Borrowing[1]

(B)	Date of Borrowing, conversion or continuation (which is a Business Day)

[1]	Term B-1, Incremental Term B-2, Dollar Revolving Credit or Alternative Currency Revolving Credit.

2

(C)	Principal amount[2]

(D)	Type of Loan[3]

(E)	Interest Period[4]

(F)	Currency of Loan

[The Borrower hereby represents and warrants that the conditions to lending specified in Section[s] 4.02(a) [and (b)]5 of the Credit Agreement will be satisfied as of the date of Borrowing set forth above.]6

[The above request has been made to the Administrative Agent by telephone at (212) [            ]].

[2]

Eurocurrency Rate Loans shall be in minimum of $1,000,000 (and any amount in excess of $1,000,000 shall be an integral multiple of $500,000). Base Rate Loans shall be in minimum of $500,000 (and any amount in excess of $500,000 shall be an integral multiple of $100,000).

[3]	Specify Eurocurrency or Base Rate. Alternative Currency Revolving Loans and Euro Term Loans must be Eurocurrency.
[4]	Applicable for Eurocurrency Borrowings/Loans only.
[5]	Inapplicable for the initial Credit Extensions on the Closing Date.
[6]	Applicable for Borrowings of new Loans only.

3

EXHIBIT A

AVAYA INC.

By:
Name:
Title:

EXHIBIT C-1

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

FORM OF

TERM B-1 NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, AVAYA INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Sierra Holdings Corp., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Term B-1 Loans made by the Lender to the Borrower pursuant to Section 2.01(a)(i) of the Credit Agreement and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Term B-1 Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Term B-1 Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit

2

Agreement, all upon the terms and conditions therein specified. This note is secured and guaranteed as provided in the Credit Agreement and the Collateral Documents. Reference is hereby made to the Credit Agreement and the Collateral Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this note in respect thereof.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

3

AVAYA INC.

By:
Name:
Title:

4

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

5

EXHIBIT C-2

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

FORM OF

INCREMENTAL TERM B-2 NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, AVAYA INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Sierra Holdings Corp., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Incremental Term B-2 Loans made by the Lender to the Borrower pursuant to Section 2.01(a)(ii) of the Credit Agreement and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Incremental Term B-2 Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Incremental Term B-2 Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain

6

provisions of the Credit Agreement, all upon the terms and conditions therein specified. This note is secured and guaranteed as provided in the Credit Agreement and the Collateral Documents. Reference is hereby made to the Credit Agreement and the Collateral Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this note in respect thereof.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

7

AVAYA INC.

By:
Name:
Title:

8

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

9

EXHIBIT E

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each]1 Assignor (as defined below) and [the] [each]2 Assignee (as defined below) pursuant to Section 10.07 of the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc., a Delaware corporation (the “Borrower”), Sierra Holdings Corp., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto, receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement, any other Loan Documents and any other documents or instruments delivered pursuant to any of the foregoing to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

10

action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or any other documents or instruments delivered pursuant to any of the foregoing or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as [the] [an] “Assigned Interest”). Such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.

1.	Assignor[s] (the “Assignor[s]”):

2.	Assignee[s] (the “Assignee[s]”):

Assignee is an Affiliate of: [Name of Lender]

Assignee is an Approved Fund of: [Name of Lender]

3.	Borrower: Avaya Inc.

4.	Administrative Agent: Citibank, N.A.

5.	Assigned Interest:

Facility	Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[5]
Dollar Revolving Credit Facility	$	$	%
Alternative Currency Revolving Credit Facility	$	$	%
Term B-1 Loans	$	$	%
Incremental Term B-2 Loans	$	$	%

Effective Date:

[5]	Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

11

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,

By:
Name:
Title:

[NAME OF ASSIGNEE], as Assignee,

By:
Name:
Title:

12

[Consented to and][6] Accepted:

CITIBANK, N.A., as Administrative Agent,

By:
Name:
Title:

[Consented to][7]: [ ], as a Principal L/C Issuer,

By:
Name:
Title:

[Consented to] [8]:

CITIBANK, N.A., as Swing Line Lender,

By:
Name:
Title:

[6]	No consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund.
[7]	No consent of the Principal L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent.
[8]	Only required for any assignment of any of the Dollar Revolving Credit Facility.

13

AVAYA INC.[9]

By:
Name:
Title:

[9]

No consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) of the Credit Agreement has occurred and is continuing, any Assignee.

14

CREDIT AGREEMENT16

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.07(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.07(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the] [such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received copies of the most recent financial statements delivered pursuant to Section 4.01(g) or 6.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance on any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vii) if it is not already a Lender under the Credit Agreement, attached to the

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Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc. (the “Borrower”), Sierra Holdings Corp., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto.

Assignment and Assumption is an Administrative Questionnaire, (viii) the Administrative Agent has received a processing and recordation fee of $3,500 as of the Effective Date and (ix) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance upon any Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.